      As filed with the Securities and Exchange Commission on July 28, 2000

                                         REGISTRATION STATEMENT NO. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                              THE FIRST YEARS INC.
             (Exact name of Registrant as specified in its charter)

           MASSACHUSETTS                                     04-2149581
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                        Identification No.)

                                ONE KIDDIE DRIVE
                            AVON, MASSACHUSETTS 02322
                                 (508) 588-1220
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                      1993 STOCK OPTION PLAN FOR DIRECTORS
                            (Full Title of the Plan)

                         -------------------------------

                                  JOHN R. BEALS
                             CHIEF FINANCIAL OFFICER
                              THE FIRST YEARS INC.
                                ONE KIDDIE DRIVE
                            AVON, MASSACHUSETTS 02322
                                 (508) 588-1220

            (Name, address, including zip code, and telephone number, including area code, of Registrant's agent for service)

                                 With a copy to:

                             H. DAVID HENKEN, P.C.
                           GOODWIN, PROCTER & HOAR LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                              --------------------

                         CALCULATION OF REGISTRATION FEE


==================================================================================================================================
                                                       PROPOSED MAXIMUM       PROPOSED MAXIMUM
TITLE OF SECURITIES TO BE      AMOUNT TO BE             OFFERING PRICE       AGGREGATE OFFERING            AMOUNT OF
       REGISTERED              REGISTERED(1)             PER SHARE(2)              PRICE               REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value
$0.10 (the "Common Stock")     300,000 shares              $10.91               $3,273,000                   $864
==================================================================================================================================

(1) Plus such additional number of shares as may be required pursuant to the 1993 Stock Option Plan for Directors (the "Plan") in the event of a stock dividend, reverse stock split, split-up, recapitalization, forfeiture of stock under the Plan or other similar event.
(2) This estimate is made pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended, solely for the purposes of determining the registration fee and is based upon the average of the high and low sales prices of the Common Stock reported on the NASDAQ National Market on July 25, 2000

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION BY REFERENCE
--------------------------

     Pursuant to General Instruction E to Form S-8, the contents of the Registrant's earlier Registration Statement on Form S-8 (No. 033-67880) are hereby incorporated by reference thereto.

ITEM 8. EXHIBITS.

Exhibit
-------

  4.1 1993 Stock Option Plan for Directors, as amended (incorporated by reference to Exhibit 10(f) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

  5.1    Opinion of Goodwin, Procter & Hoar LLP.

 23.1    Consent of Deloitte & Touche LLP.

 23.2    Consent of Goodwin, Procter & Hoar LLP (contained in Exhibit 5.1).

 24.1    Powers of attorney (included on signature page).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Avon, Massachusetts, on July 28, 2000.

                                       THE FIRST YEARS INC.


                                       By: /s/ John R. Beals
                                           ------------------------------
                                           John R. Beals
                                           Chief Financial Officer


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Ronald
J. Sidman and John R. Beals, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments or post-effective amendments to this registration statement (or any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

              Signature                                     Title                                    Date
              ---------                                     -----                                    ----
/s/ Ronald J. Sidman                        Chairman of the Board, Chief Executive,              July 28, 2000
----------------------------------------    Officer, President and Director (Principal
RONALD J. SIDMAN                            Executive Officer)


/s/ John R. Beals                           Senior Vice President, Treasurer and                 July 28, 2000
----------------------------------------    Chief Financial Officer
JOHN R. BEALS                               (Principal Financial and Accounting Officer)


/s/ Jerome M. Karp                          Director                                             July 28, 2000
----------------------------------------
JEROME M. KARP


/s/ Evelyn Sidman                           Director                                             July 28, 2000
----------------------------------------
EVELYN SIDMAN


/s/ Benjamin Peltz                          Director                                             July 28, 2000
----------------------------------------
BENJAMIN PELTZ


/s/ Fred T. Page                            Director                                             July 28, 2000
----------------------------------------
FRED T. PAGE

              Signature                                     Title                                    Date
              ---------                                     -----                                    ----

/s/ Kenneth R. Sidman                       Director                                             July 28, 2000
----------------------------------------
KENNETH R. SIDMAN

/s/ Lewis M. Weston                         Director                                             July 28, 2000
----------------------------------------
LEWIS M. WESTON


/s/ Walker J. Wallace                       Director                                             July 28, 2000
----------------------------------------
WALKER J. WALLACE


                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER        DESCRIPTION
  -------       -----------

    4.1 1993 Stock Option Plan for Directors, as amended (incorporated by reference to Exhibit 10(f) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

    5.1       Opinion of Goodwin, Procter & Hoar LLP .

   23.1       Consent of Deloitte & Touche LLP.

   23.2       Consent of Goodwin, Procter & Hoar LLP (contained in Exhibit 5.1).

   24.1       Powers of attorney (included on signature page).